CONTRIBUTION AGREEMENT

                     CONTINENTAL GRAND PLAZA
                          (Project Name)

                    300 Continental Boulevard
                   El Segundo, California 90245
                            (Address)


                           BASIC TERMS

Date:                 March 30, 1998

Contributor:          Highridge-Apollo Grand Plaza, L.P.
                      a  California  limited  partnership,  or  its
                      constituent  (direct  and  indirect   through
                      tiered entities) partners who qualify as "accredited investors" (but not more than 10).

OP:                   Arden Realty Limited Partnership,
                      a Maryland limited partnership

Property:             The  real  estate  described  on  Exhibit  A,
                      together with all improvements thereon and all personal property used in the operation of the Property.

Consideration:        $47,500,000 (Adjusted Payment Amount plus the
                      amount of all Scheduled Liabilities).

Adjusted Payment Amount: $47,500,000 reduced by (1) all existing loans and liabilities to which the Property is subject plus the amount of Contributor's other unsecured indebtedness with respect to the Property, all to the extent listed on Exhibit D (collectively, the "Scheduled Liabilities") and (2) Contributor's portion of all costs and expenses associated with the transactions contemplated hereby plus (or minus) Contributor's adjustments and prorations to be credited (or debited) to OP pursuant to this Agreement.

Contribution Value:   Adjusted    Payment   Amount   (approximately
                      $300,000) delivered in the form of OP Units at Closing.

Deposit:              $1,000,000 upon the Effective Date

Due Diligence Period: Ends on the Effective Date.

Due Diligence Documents:   The documents listed on Exhibit C.

Rent Roll:            The list of tenants and the term and terms of
                      each lease as set forth on Exhibit B.

Scheduled Liabilities:  The liabilities listed on Exhibit D.

Service Contracts:    The service agreements listed on Exhibit D.

Closing:              April 21, 1998

Closing Costs:        Each  party  is  responsible for  paying  the
                      legal fees of its counsel.  Contributor shall
                      be  responsible  for the  cost  of  the  CLTA
                      portion  of  an owner's title policy  in  the
                      amount  of  the Consideration and  satisfying
                      the  requirements of this Agreement, the cost
                      of  any  requisite recording costs  including
                      all   documentary  transfer  taxes  and   all
                      brokerage/finder's   fees.    OP   shall   be
                      responsible   for   any   additional    costs
                      associated with title insurance including any
                      costs  associated with obtaining  an  updated
                      ALTA  survey  covering the Property  and  for
                      payment  of  the  costs  of  its  tests   and
                      inspections.  Each party shall be responsible
                      for   paying  any  other  fees,  costs,   and
                      expenses  identified  herein  as  being   the
                      responsibility of such party.

OP's Notice Address:  Arden Realty Limited Partnership
                      9100 Wilshire Boulevard
                      Suite 700 East Tower
                      Beverly Hills, CA 90212
                      Attention:   Brigitta B. Troy
                      Telephone:   310-271-8600
                      Facsimile:   310-274-6218

     With a copy to:  Troy & Gould Professional Corporation
                      1801 Century Park East, Sixteenth Floor
                      Los Angeles, CA 90067-2367
                      Attention:   Kenneth R. Blumer, Esq.
                      Telephone:   310-789-1241
                      Facsimile:   310-201-4746

Contributor's
Notice Address:       Summit Commercial Properties, Inc.
                      1970 East Grand Avenue, Suite 300
                      El Segundo, CA 90245
                      Attention:   Jack Mahoney
                      Telephone:   310-648-7500
                      Facsimile:   310-648-7251

     With a copy to:  Pircher Nichols & Meeks
                      1999 Avenue of the Stars, Suite 2600
                      Los Angeles, CA 90067
                      Attention:   Gary Laughlin, Esq.
                      Telephone:   310-201-8907
                      Facsimile:   310-201-8922

Title Company:        Fidelity National Title Company
                      2510 Redhill Avenue, Suite 100
                      Santa Ana, CA 92705
                      Attention:   Rick Dominick
                      Telephone:   714-622-4927
                      Facsimile:   714-477-6813
                      Title Order No. 62707

Contributor's Broker: Cushman & Wakefield, Inc.
                      879 West 190th Street, Suite 100
                      Los Angeles, CA 90009
                      Attention:   Steven Silk / Jay Borzi
                      Telephone:   310-516-9100
                      Facsimile:   310-516-7651

Escrow Agent:         Commerce Escrow Company
                      1545 Wilshire Boulevard, Suite 600
                      Los Angeles, CA 90017
                      Attention:   Mark Minsky
                      Telephone:   213-484-0855
                      Facsimile:   213-484-0417

Effective Date:       This Agreement shall be effective on the date
                      the OP receives a fully executed original of this Agreement ("Effective Date").

                            ARTICLE I

      1.1 Basic Terms. Each capitalized term used but not defined below, shall have the meaning set forth in the Basic Terms. If a conflict exists between the Basic Terms and the provisions below, the provisions below will control.

      1.2 Contribution. Subject to the terms of this Contribution Agreement (the "Agreement"), Contributor agrees to contribute to OP, and OP agrees to accept from Contributor, the Property for the Consideration which shall be paid at Closing, subject to adjustment as otherwise provided herein, as follows:

           (a) OP Units. At Contributor's direction, OP shall issue to the partners of Contributor or to their partners or members, as directed by Contributor ("Unit Holders"), provided there are no more than an aggregate of ten (10) such Unit Holders and each qualifies as an "Approved Investor," units of limited partnership interest in OP (the "OP Units") having a value equal to the Adjusted Payment Amount, with the value and number of OP Units to be issued described in Subsection (b) below. If such direction is not made, the OP Units having a value equal to the Adjusted Payment Amount shall be issued to Contributor. Contributor shall give notice not later than two (2) business days prior to the Closing Date to OP setting forth the identity and applicable percentage interest of each Unit Holder for purposes of determining the number of OP Units to be issued to each of such Unit Holder. If the foregoing direction to issue the OP Units to the partners of Contributor is made, such direction is for convenience only as part of the liquidation of (or the distribution of the OP Units from) Contributor. In that connection (and notwithstanding any such direct issuance to the partners), it shall be deemed that such OP Units were first issued to Contributor and then immediately distributed by Contributor to the Unit Holders. OP Units shall only be issued to Approved Investors, as hereinafter defined. Upon receipt of the OP Units, the Approved Investors shall become limited partners of OP and shall execute an Admission of New Partner and Amendment to Limited Partnership Agreement, in the form attached hereto as Exhibit N (the "Partnership Amendment"). "Approved Investors" shall mean the partners of the Contributor who meet the "Accredited Investor" qualifications set forth in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). To the extent that Contributor has not made the direction to OP to issue OP Units to Unit Holders and Contributor is issued OP Units, such OP Units may be distributed to Unit Holders (and such Unit Holders shall be admitted as limited partners of OP) within twenty (20) days after such notice of such distribution is given by Contributor to OP (but in no event shall there be more than ten (10) such Unit Holders, and all of such Unit Holders shall be Approved Investors).

           (b) Determination of Number of OP Units. For purposes of determining the number of OP Units to be delivered by OP at Closing, each OP Unit shall be deemed to have a value equal to the last reported sale price of the common shares of beneficial interest (the "Common Shares") of Arden Realty, Inc., a Maryland corporation (the "REIT") on the New York Stock Exchange on the fifth (5th) trading day ("Trading Day") immediately before Closing (the "Closing Price"). Upon request, Contributor shall receive certificates at Closing representing the number of OP Units calculated by dividing the Consideration less the amounts described in Section 1.2(c) by the Closing Price, provided the number of OP Units will be adjusted as set forth in subsection (d) below with respect to the Distribution Loan. The certificates evidencing the OP Units shall bear appropriate legends indicating (i) that the OP Units have not been registered under the Securities Act, and (ii) that the Partnership Agreement restricts the transfer of OP Units.

          (c) Liabilities. The balance of the Consideration shall consist of OP accepting the contribution of the Property subject to the Scheduled Liabilities.

           (d) Certain Borrowings. OP shall cause to be lent to Contributor, as a condition precedent to the contribution of the Property to OP by Contributor and prior to the contribution of the Property, the sum of $15,000,000 whether or not secured by the Property (the "Pre-Contribution Loan") to be used by Contributor to accomplish the following in the order indicated: (i) first, Contributor shall redeem (for approximately $9,500,000) interests in itself from two of its partners, and with respect to such redemptions, Contributor shall timely file an election under
Section  754 of the Internal Revenue Code of 1986 (as amended,  the
"Code") and make a comparable election under state and local tax laws, and then, (ii) Contributor shall satisfy the participation owed to Bankers Trust Company in connection with Contributor's acquisition of the Property in the approximate amount of $5,500,000. The Pre-Contribution Loan shall constitute a Scheduled Liability of the Contributor.

      Immediately following the Closing of the Contribution of the Property to OP by the Contributor, OP shall borrow the sum of $8,487,000 (as adjusted by prorations owed by OP to Contributor, or by Contributor to OP, under this Agreement), which amount (the "Distribution Loan") shall be distributed to Contributor immediately thereafter by OP (in the manner contemplated by Treasury Regulations Section 1.707-5(b)(i)), so as to cause Contributor's Capital Account in OP to be reduced to $300,000, and Contributor's OP Units to be reduced to the "Adjusted Unit Amount" (as defined below), after the Property has been contributed and after such distribution has been made. The Distribution Loan (and the distribution thereof to Contributor) shall be reduced by the amount of the proration adjustments owed by Contributor to OP under this Agreement, and shall be increased by the amount of the proration adjustments owed by OP to Contributor under this Agreement. Repayment of the Distribution Loan shall be guaranteed by Contributor (and by the direct and indirect partners thereof) as provided in Section 9.1 of the Partnership Amendment attached hereto as Exhibit N, pursuant to documentation reasonably approved by OP and Contributor (the "Guaranty Agreements") and executed and delivered by Contributor to OP and OP's General Partner, and accepted by OP and OP's General Partner, prior to the Closing Date. The amount of the Pre-Contribution Loan, the Distribution Loan and the distribution thereof to Contributor (and the portion thereof guaranteed pursuant to the Guaranty Agreements) shall be adjusted as final numbers are determined in light of prorations, adjustments and actual expenses of the Contribution transaction. The Adjusted Unit Amount shall be equal to $300,000 divided by the Closing Price.

      1.3 Deposit. Concurrently with the Effective Date, OP shall deliver the Deposit to the Escrow Agent. The Deposit shall be held by the Escrow Agent pursuant to the terms of this Agreement. The term "Deposit" shall include all interest earned thereon. At Closing, the Deposit shall be returned to OP.

      1.4 Investor Questionnaires. Contributor covenants and agrees to provide OP with original completed investor questionnaires in the form attached as Exhibit I, on or before the expiration of the Due Diligence Period. The Closing shall not occur unless OP has approved all such investor questionnaires at least two (2) business days prior to the Closing Date, which approval shall not be unreasonably delayed or withheld. If no Unit Holder is to receive OP Units on the Closing Date, only Contributor's Investor Questionnaire will be required to be delivered and approved by the Closing Date (and an Investor Questionnaire must be received from each Unit Holder and approved (OP agrees not to unreasonably withhold such approval) before Contributor distributes any OP Units to such Unit Holder).

                            ARTICLE II
                          DUE DILIGENCE

      2.1 Due Diligence Period. Upon the Effective Date, OP shall have completed its various inspections of the Property, review of the books and records concerning the Property and Contributor.

      2.2  Title  Matters.  The Contributor has  reviewed  a  CLTA
Preliminary Title Report covering the Real Property and the Improvements, (the "Preliminary Title Report"), issued by Fidelity National Title Company ("Title Company"), together with true copies of all documents evidencing matters of record shown as exceptions to title thereon. The Contributor has caused to be delivered to OP a copy of a preexisting survey of the Property prepared by Pafford & Associates (the "Survey"). OP has caused the same to be so updated at OP's sole cost and expense. OP may on or before the Effective Date object to any exceptions contained in the Preliminary Title Report or the Survey (or updated Survey) by giving notice to Contributor. Notwithstanding any of the
foregoing,   OP   shall  at  Closing  receive  a  credit   to   the
Consideration sufficient to pay off all encumbrances, tax and mechanic's liens (except only for the liens of the taxes and assessments to be prorated to the OP). Unless OP gives written notice that it disapproves any such exceptions to title matters, stating the exceptions so disapproved, OP shall be deemed to have approved said exceptions. OP's approval of the Preliminary Title Report and Survey shall be without prejudice to OP's right to disapprove additional title matters resulting from any supplemen tary reports issued by Title Company or disclosed after the Effective Date; provided, however, OP's approval shall not be unreasonably withheld. If for any reason, on or before the Closing Date Contributor does not cause such exceptions to title or survey matters which OP timely disapproves (to the extent OP is permitted hereunder to so disapprove) to be removed at no cost or expense to OP (Contributor having the right but not the obligation to do so), the obligation of Contributor to contribute, and OP to acquire, the Property as herein provided shall terminate (and the Contributor and OP shall have no further obligations in connection herewith). OP shall have the option to waive the condition precedent set forth in this paragraph by notice to the Contributor. In the event of such waiver, such condition shall be deemed satisfied. All matters set forth on the Preliminary Title Report, the Survey or any updated Survey obtained by OP which are not timely objected to by OP shall be permitted exceptions to title and shall additionally include (i) any title or survey matters objected to by OP, which objections are subsequently waived in writing by OP, and (ii) any title or survey matters objected to by OP in accordance with the terms and provisions of this Agreement, which objections are cured to OP's satisfaction, (iii) real estate taxes and assessments not yet due and payable; and (iv) the printed exceptions which appear in the standard form ALTA owner's policy of title insurance (with extended coverage).

      2.3 Due Diligence Documents. To the extent Contributor has possession or control of the Due Diligence Documents, Contributor has delivered them to OP prior to the Effective Date. In the event Contributor does not have possession or control of any of the Due Diligence Documents, Contributor shall so state in writing.

     2.4 Access and Inspection.

           (a) Prior to the Effective Date, OP and its agents, employees and contractors have been afforded full access to the Property for the purpose of making such investigations as OP deemed prudent with respect to the physical condition of the Property. OP has agreed to hold the Contributor harmless from and against any loss, cost, damage, claim or expense suffered by the Contributor or the Property and caused by OP's investigations (the foregoing obligation surviving any termination of this Agreement). In no event shall OP make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings or the like) without Contributor's prior consent. Contributor acknowledges that OP has restored the Property to its condition immediately prior to such investigations. At the request of the Contributor, OP shall promptly deliver to the Contributor true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of OP by any third party. OP shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential; provided; however, that OP shall be entitled to disclose such information to OP's attorneys, accountants and prospective debt and equity financing sources who reasonably need to be informed in connection with OP's determinations hereunder (and who shall, in turn, be required to keep such information confidential).

           (b) Prior to the Effective Date, OP and its agents have been afforded full opportunity by Contributor to examine all operating books and records that relate to the Property, including all specifications and as-built drawings (to the extent they are in Contributor's possession), all building permits, certificates of occupancy, soil reports, engineers' reports and studies, leases, service contracts and similar information relating to the Property or its management, operation, maintenance or use, and all warranties and operating manuals that Contributor may have from vendors, contractors or servicing agents with respect to the physical condition of the Property or any portion thereof or the equipment located thereon.

           (c) Based upon the foregoing, as of the Effective Date, OP has approved the matters referred to in subparagraphs (a) and
(b) above.


                           ARTICLE III
                  REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of Contributor. Except as specifically set forth in this Paragraph 3.1, the acquisition of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including but not limited to, any representation or warranty concerning title to the
Property, the physical condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any party thereof. OP acknowledges that OP has examined, reviewed and inspected all matters which in OP's judgment bear upon the Property and its value and suitability for OP's purposes. Except as to matters specifically set forth in this Paragraph 3.1, OP will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Title Policy. Subject to the foregoing and except as disclosed by Contributor to OP or otherwise discovered by OP prior to the expiration of the Due Diligence Period as contained in the materials delivered to OP and identified in Exhibit C hereto, Contributor hereby makes the following representations, warranties and covenants. Except as disclosed in the materials delivered to OP and listed in Exhibit C attached hereto or on Exhibit L attached hereto:

          (a) Contributor has no knowledge of any of the following that it has not disclosed to OP:

                (i) existing latent defects or seismic conditions concerning the Real Property or the Improvements or materially incorrect income or expense figures in any financial statements prepared by or for Owner and delivered to OP regarding the Property (with respect to periods of time occurring prior to the date hereof and, without limitation on the foregoing, Contributor does not make any representation or warranty with respect to any projections);

                (ii) any pending claim, litigation or administra tive action, arbitration, proceeding pending before any court, agency or official, nor any such claim or action threatened in writing, relating to the Contributor or the Property;

               (iii) written notice of violations of City, County, State, Federal, building, zoning, fire or health codes, regulations or ordinances, filed or issued against the Property;

                (iv) Hazardous Substance in existence on or below the surface of the Real Property or in any building located upon the Real Property, including, without limitation, contamination of soil, subsoil or ground water, which constitutes a violation of any applicable law, rule or regulation of any government entity having jurisdiction thereof except for office supplies in customary quantities; and

                (v)   matter that would suggest any portion of  the
Property having ever been used by Contributor or any tenant of any portion of the Property during Contributor's ownership thereof as a waste storage or disposal site or gasoline station. Without limiting the other provisions of this Agreement, Contributor shall reasonably cooperate with OP's investigation of matters relating to the foregoing provisions of this paragraph and to provide access to and copies of any third party data and/or documents dealing with potentially Hazardous Substances used at the Property and any disposal practices followed. Contributor agrees that OP may make inquiries of governmental agencies regarding such matters, without liability for the outcome of such discussions. For the purposes of this Agreement, "Hazardous Substances" shall mean (A) substances defined as "hazardous substances" in (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S. C. '' 9601 et seq.), or (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. '' 6901 et seq.), together with the regulations enacted pursuant to such acts, and
(B) those substances defined as "hazardous wastes" in ' 25117 of the California Health and Safety Code or as "hazardous substances" in ' 25316 of the California Health and Safety Code together with the regulations enacted pursuant to such statutes.

            (b) The Tenant Leases and Service Contracts and any other agreements, matters and things to be submitted to OP by Contributor for approval, or otherwise, shall be true, correct and complete copies thereof as of the date of submission thereof, and as thereafter supplemented by supplements or additions, approved in writing by OP, on or before Closing. Notwithstanding anything to the contrary contained herein, Contributor shall have no obligation or liability to OP with respect to any of the foregoing tenant lease matters which shall be confirmed as correct in any estoppel certificate delivered to OP as provided in this Agreement.

           (c) To Contributor's knowledge, the operating financial information prepared by Contributor and delivered to OP with respect to the Property, consisting of Statements of Operations for all calendar years beginning on and after January 1, 1995 and for the current calendar year are true and correct in all material respects; in this regard Contributor agrees to make available to OP and its accountants, at OP's cost, all accounting records for the calendar year ended December 31, 1996 and for the period from January 1, 1997 through the date of Closing, including but not limited to all general ledgers, cash receipts, cancelled checks and any other accounting documents and information directly relating to the operations of the Property reasonably requested to the extent in Contributor's possession and the right to audit the same through the end of 1998.

           (d) As used in this Agreement, "to Contributor's knowledge" or other similar knowledge limitations as to Contributor shall mean the actual knowledge, without any duty to investigate, of Jack Mahoney.

           (e)   Notwithstanding anything contained in this Section
3.1 to the contrary, Contributor is neither responsible nor liable for any representation or warranty, either expressed or implied, guaranty, promise or other information pertaining to the Property or the Improvements made or furnished to OP by any broker representing or purporting to represent Contributor, and no partner of Contributor (or the respective partners or members of such partner) shall be liable for any such representation or warranty.

          (f)  Securities Law Matters.

                (i) The Contributor acknowledges its understanding that the offering and sale of the OP Units to be acquired pursuant to this Agreement is intended to be exempt from registration under the Securities Act of 1933, as amended and the rules and regulations in effect thereunder (the "Act"). In furtherance thereof, the Contributor represents and warrants to OP as follows:

                (ii) The Contributor is acquiring the OP Units solely for its own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof except for the distribution thereof to the Unit Holders as provided in Section 1.2 (a) above. The Contributor agrees and acknowledges that except for the transfer of the OP Units to the Unit Holders or the exercise of its redemption rights pursuant to
Section  8  of  the Partnership Agreement or the  exercise  of  the redemption or pledge rights set forth in Section 7 of the Partnership Amendment it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any of the OP Units unless (i) the Transfer is pursuant to an effective registration statement under the Act and qualification or other compliance under applicable blue sky or state securities laws, or (ii) counsel for the Contributor (which counsel shall be reasonably acceptable to the OP) shall have furnished the OP with an opinion, reasonably satisfactory in form and substance to the OP, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws.

                 (iii) The Contributor is knowledgeable, sophisticated and experienced in business and financial matters; the Contributor has previously invested in securities similar to the OP Units and fully understands the limitations on transfer imposed by the Federal securities laws and as described herein. The Contributor is able to bear the economic risk of holding the OP Units for an indefinite period and is able to afford the complete loss of its investment in the OP Units; the Contributor has received and reviewed all information and documents about or pertaining to the Company, the OP, the business and prospects of the REIT and the OP and the issuance of the OP Units as the Contributor deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the REIT, the OP, the business and prospects of the REIT and the OP and the OP Units which the Contributor deems necessary or desirable to evaluate the merits and risks related to its investment in the OP Units; and the Contributor understands and has taken cognizance of all risk factors related to the purchase of the OP Units. The Contributor hereby represents and warrants that it is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended).

                (iv) The Contributor acknowledges that it has  been
advised that (i) the OP Units must be held indefinitely unless redeemed pursuant to Section 8 of the Partnership Agreement, and the Contributor must continue to bear the economic risk of the investment in the OP Units unless they have been or are subsequently registered under the Act or an exemption from such registration is available, (ii) a restrictive legend in the form hereafter set forth shall be placed on the certificates representing the OP Units, and (iii) a notation shall be made in the appropriate records of the OP (and the Company) indicating that the OP Units are subject to restrictions on transfer.

                (v) Each certificate representing the OP Units shall bear the following legend and no other restrictions or legends:

     THE OP UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT AS OF OCTOBER 9, 1996 AS IT MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE OP UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

                (vi) Prior to the issuance of the OP Units, Contributor and the Approved Investors and OP shall execute all such other documents and instruments as may be reasonably necessary to allow OP to comply with federal and state securities law requirements with respect to the issuance of the OP Units and to comply with the terms of the Partnership Agreement.

                (vii) All of the partnership interests in the Contributor are owned by the persons or entities set forth on Exhibit J and are free and clear of all liens, claims and encumbrances except as set forth as Scheduled Liabilities on Exhibit D hereto. The information set forth on Exhibit J is true and correct as of the date hereof and, except for a transfer in connection with the death or incapacity of a partner, or as otherwise indicated on Exhibit J, shall be true and correct as of the Closing Date. Each Approved Investor that is receiving OP Units on the Closing Date will, prior to the expiration of the Due Diligence Period, complete, sign and deliver to OP an Investor Questionnaire in the form attached hereto as Exhibit I (the "Investor Questionnaire").

           (g) None of Contributor, its partners or their partners or members is a "foreign person" for purposes of the withholding provisions of the Internal Revenue Code or under comparable provisions of California law.

           (h) The Property is free and clear of all liabilities (including liabilities for taxes of any kind) other than the Scheduled Liabilities.

     3.2 Representations and Warranties of OP. OP represents and warrants as follows:

           (a) Organization, Power. OP is a duly formed and validly existing entity in good standing under the laws of the jurisdiction of its formation. The OP has a general partner which qualifies as a REIT under the Internal Revenue Code, and substantially all of the General Partner's assets are beneficially owned by OP. Subject to Board Approval as herein provided, this Agreement is duly authorized, executed and delivered by all necessary action on the part of OP, and constitutes the valid and binding agreement of OP, and is enforceable in accordance with its terms.

          (b) Noncontravention. The execution and delivery of and the performance by OP of its obligations hereunder do not and will not contravene, or constitute a default under any provisions of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding upon OP or result in the creation of any lien or other encumbrance on any asset of OP.

           (c) Material Documents. Exhibit K attached hereto and made a part hereof represents a list of all documents comprising the Partnership Agreement and all material filings with Securities and Exchange Commission with respect to ARI within the last twelve
(12) months.

           (d) Independent Investigation. As of the expiration of the Due Diligence Period and as of the Closing Date (i) OP has received and reviewed all materials provided to OP by Contributor pursuant to Article II above (collectively, the "Due Diligence Materials"), (ii) OP has inspected the Property, (iii) OP has made such investigation of the information contained in the Due Diligence Materials as it deems appropriate, and (iv) OP is satisfied based upon its examination of the Due Diligence Materials and its investigation of all other aspects of the Property which OP deems material to its purchase thereof, including, without limitation, the condition of title to the Property, the zoning of the Property, the condition and physical aspects of all structures located on the Real Property (including the Improvements) and the presence or absence of Hazardous Substances on the Property. Except as set forth in Section 3.1 and elsewhere in this Agreement, OP is not relying on the any representation, written information, data, reports, warranty, or statement of Owner or their agents concerning the Property or the accuracy or completeness of the Due Diligence Materials, and OP is acquiring the Property in "AS-IS" condition based solely upon OP's own independent inspection, investigation and review, as more particularly set forth in Section
3.1 hereof.


                            ARTICLE IV
            CONDITIONS PRECEDENT; ADDITIONAL COVENANTS

      4.1 Conditions Precedent to OP's Obligation to Close.   OP's
obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by Contributor with the following covenants:

          (a) Representations and Warranties True at Closing. The representations and warranties of Contributor contained in this Agreement shall be true on the date of Closing in all material respects as though such representations and warranties were made on and as of such date.

           (b) Delivery of Tenant Estoppels. Contributor shall have delivered to OP estoppel letters (the "Tenant Estoppels") from tenants representing 80% of the leased area and from all tenants leasing more than 5,000 square feet in the Improvements in substantially the form of Exhibit G attached hereto and forming a part hereof, consistent in all material respects with the information to be provided by Contributor hereunder and certifying inter alia to the effect that there are no defaults by landlord under the lease known to tenant thereunder; that such lease is unmodified except as may be set forth therein and in full force and effect; that there are no defenses or offsets against the landlord known to tenant thereunder; and that rental is current and has not been paid more than one month in advance.

           (c) Compliance with This Agreement. Contributor shall have performed and complied with in all material respects all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

           (d) Reciprocal and Other Easement Agreements. OP and Contributor shall have mutually approved of a new easement agreement and an amendment to the Agreement regarding reciprocal access, recreation, and parking, among other things, before the close of business on April 1, 1998 regulating the use of the Property and an adjacent to be developed property owned by an entity affiliated with Contributor.

          (e) Title Policy. Title Company shall be ready, willing and able to issue the Title Policy required by this Agreement.

           (f)  Change in Condition.  Subject to the provisions  of
Section 7.1, there shall exist no material damage, destruction or condemnation of the Property prior to Closing.

      4.2 Conditions Precedent to Contributor's Obligation to Close. The obligation of Contributor to consummate the transaction contemplated hereby is subject to the following conditions:

          (a) Representations and Warranties True at Closing. The representations and warranties of OP contained in this Agreement, or in any certificate or document signed by OP pursuant to the provisions hereof, shall be true on and as of Closing in all material respects as though such representations and warranties were made on and as of such date.

           (b) Delivery of Consideration and Documents. OP shall have delivered all funds and documents to Escrow Holder required by it hereunder to enable it to close the Escrow.

           (c) Reciprocal and Other Easement Agreements. OP and Contributor shall have mutually approved of a new easement agreement and an amendment to the Agreement regarding reciprocal access, recreation, and parking, among other things, before the close of business on April 1, 1998 regulating the use of the Property and an adjacent to be developed property owned by an entity affiliated with Contributor.

           (d) Compliance with This Agreement. OP shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

     4.3 Operation of Property Pending Closing.

           (a) Tenant Leases. Contributor has leased portions of the Property to various occupancy tenants. From and after the date of execution of this Agreement and until the Closing Date Contributor shall not enter into any new leases or amend or extend, terminate or accept the surrender of any existing tenancies or approve any subleases without the prior written consent of OP (which consent shall not be unreasonably delayed or withheld). In requesting such consent, Contributor shall inform OP in writing of the amount, if any, proposed to be required to pay for, or any allowance proposed to be given for, tenant improvement work, any leasing commissions and fees, in connection with such lease and any rent concessions. Also included in the request for consent, shall be Contributor's proposed draft of the lease or amendment agreement. The failure of OP to respond within five (5) business days after written request for any such approval shall be deemed to constitute approval. Contributor shall not collect in advance any rent or other sum due under any of the Tenant Leases, except for collection of current rents no more than one month in advance.

           (b) Leasing Commissions; Tenant Improvements and Rent Concessions. Contributor covenants and agrees to be responsible for all leasing commissions, and tenant improvement costs with respect to any leases (including amendments and renewals) entered into on or before the Effective Date. OP covenants and agrees to be responsible for (1) all leasing commissions, tenant improvement costs and unamortized rent concessions with respect to any new leases, extensions of existing leases and renewals occurring after the Effective Date and (2) unamortized rent concessions with respect to leases entered into prior to the Effective Date, provided that (i) with respect to clause (2) hereof, OP has approved or is deemed to have approved such action or event by Contributor and (ii) Contributor has delivered to OP copies of the proposed lease and other agreements with respect thereto and to which any brokerage commissions are payable. Failing such delivery and approval (or deemed approval), Contributor shall remain responsible for all of costs and expenses including commissions.

           (c) Insurance Policies. Contributor shall keep all of the insurance policies covering the Property (or substantially equivalent coverage) in full force and effect between the date of this Agreement and Closing (the "Insurance Policies").

          (d) Service Contracts. Contributor shall have the right to renew or replace Service Contracts that expire prior to Closing or to enter into new Service Contracts for emergency purposes if deemed reasonably necessary by Contributor for any term provided that such Service Contracts are terminable by Contributor or its successors in interest upon not more than thirty (30) days' notice to the service provider.

          (e) Property Management. Contributor shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the reasonable control of Contributor.


                            ARTICLE V
                        SPECIAL PROVISIONS

      5.1 Debt Maintenance Agreement. The parties have agreed to the debt maintenance and other obligations of OP concerning debt that are contained in Section 9.1 of the Partnership Amendment admitting Contributor (or other Unit Holders) as limited partners. A dissolution, merger, consolidation reorganization or other combination of the OP which results in the termination of the Partnership (a so-called "Termination Transaction" in the Partnership Agreement) shall not constitute a default by the OP under this Section 5.1 provided the OP shall comply with the provisions of the Partnership Agreement.

      5.2 Minimum Holding Period. For a period of seven (7) years following the Closing, OP agrees that it will not voluntarily sell, distribute in kind, exchange, transfer or otherwise dispose of the Property other than (i) in a tax-deferred exchange qualifying under
Section 1031 of the Internal Revenue Code or under any equivalent, successor, replacement or additional Internal Revenue Code Sections in which no gain or loss is recognized for income tax purposes or
(ii) a sale under threat of eminent domain (described in Section 1033 of the Internal Revenue Code) or an (iii) involuntary sale (a) pursuant to foreclosure of a first deed of trust securing the Property, (b) a deed in lieu of foreclosure or (c) a proceeding in connection with a Bankruptcy of the OP, unless the OP has been merged into its general partner and/or the OP or such general partner sells or transfers or is not the survivor in any Termination Transaction (as described in the Partnership Agreement of the OP) and not in control of substantially all of the OP's assets by means of a single or series of related taxable trans actions, and that no property other than cash will be distributed to any Unit Holder except in connection with a Termination
Transaction or as may be approved by such Unit Holder. Notwithstanding the foregoing, there shall be no limit on the OP's ability to dispose of the Property after the date on which there has been a "step-up" in the basis of all interests in the OP which were transferred by the OP to Contributor (and any Unit Holders) pursuant to this Agreement (e.g., as a result of a taxable disposition of such interests by such parties or the death of each such Unit Holder or their spouse), provided that the OP has made an election under Section 754 of the Internal Revenue Code which is in effect.

      5.3 Treatment for Tax Purposes. Contributor represents that all liabilities being transferred to OP in the subject contribution are "qualified liabilities" as defined in Treasury Regulations under Internal Revenue Code Section 707. Based on this representation, the OP agrees to treat such liabilities as qualified liabilities absent discovery of evidence to the contrary (OP confirms that no such discovery has been made as of the date of this Agreement). The parties agree to treat the entire subject transaction as a contribution under Internal Revenue Code Sections 707 and 721(a), notwithstanding the exercise of any redemption or exchange rights by any Unit Holders under Section 7 of the Partnership Amendment.


                            ARTICLE VI
                             CLOSING

     6.1 Closing. Closing of the transaction contemplated by this Agreement shall be through the Escrow. OP and Contributor may, upon mutual agreement, set an earlier or later Closing Date. It shall be a condition to Closing that possession of the Property shall be delivered to OP, subject only to the Scheduled Liabilities.

      6.2  Prorations.   All  rents  and  other  income  from  the
Property, including any initial lump sum or disproportionate payments which shall be allocable over the term of any agreement to which such payments relate, and real estate and personal property ad valorem taxes, and other operating expenses from the Property shall be prorated on the basis of a 365 day year through the day preceding the day of Closing. If Closing is extended by mutual agreement, all adjustments shall be made as of the day prior to the extended date. Without limitation upon the foregoing, the following items shall be adjusted or prorated between Contributor and OP as set forth below:

          (a) Monthly rents and percentage rent and "passthroughs" of real estate taxes and operating expenses due from occupancy tenants under Tenant Leases, as and when collected. If at Closing there are any past due rents or charges owed by occupancy tenants, they shall not be prorated until received; OP shall include such delinquencies in its normal billing and shall pursue the collection thereof in good faith after the Closing Date (but OP shall not be required to litigate or declare a default in any Tenant Lease). To the extent OP receives amounts on account of Tenant Leases on or after the Closing Date, such payments shall be applied first toward then current rent owed to OP in connection with the applicable Tenant Lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Contributor's share thereof being promptly delivered to Contributor. OP may not waive any delinquent rents nor modify a Tenant Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Contributor is entitled to receive its share of charges or amounts without first obtaining Contributor's written consent. Contributor hereby reserves the right to pursue any remedy against any tenant owing delinquent rents and any other amounts to Contributor. OP shall reasonably cooperate with Contributor in any collection efforts hereunder (but shall not be require to litigate or declare a default in any Lease). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Contributor shall retain all rights relating thereto.

           (b) Real estate and personal property taxes and any special assessments, taking into consideration discounts for the earliest permitted payment, based upon the latest previous tax levies. Such items shall be reapportioned between Contributor and OP if current tax rates differ from the latest previous tax rates as soon as the same are known. Contributor agrees that to the extent any additional taxes, assessments or levies are imposed, assessed or levied against the Property, or any portion thereof, the Contributor or the OP at any time subsequent to Closing but with reference to any period prior thereto during Contributor's ownership thereof, Contributor shall promptly pay to OP an amount equal to such additional assessments or levies. Similarly, if tax refunds become payable for periods during Contributor's ownership of the Property, such amounts (subject to adjustments for the potential claims of occupancy tenants that paid tax increases by way of rent escalations to Contributor) shall be promptly paid over to Contributor. In the event that any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with OP assuming the obligation to pay any installment due after the Closing Date). In no event shall Contributor be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or lease entered into on or after the Closing Date.

           (c) Interest with respect to all indebtedness or liabilities which will be a credit to the Consideration to be paid by OP for the contribution of the Property by Contributor;

            (d) Transferable annual permits, licenses, and/or inspection fees, if any, on the basis of the duration of the same;

           (e) Security Deposits, plus accrued interest, if any, payable thereon to tenants, and any other deposits and prepaid rent, shall be credited (or assigned) to OP;

           (f) Utility charges levied against Contributor or the Property, and OP shall transfer all such utility services to its name and account immediately upon Closing;

           (g) Service Contracts on the basis of the charge or premium for the period involved;

           (h) Tenant improvements costs and leasing commissions for leases signed after the Effective Date shall be paid by OP if approved by OP in accordance with Section 4.3.

           (i) All other operating expenses incurred in the management and operation of the Property.

No insurance policies shall be assigned hereunder, and accordingly there shall be no proration of insurance premiums. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 6.2 shall survive Closing. Any prorations of any kind described in this Agreement payable by Contributor to OP shall be treated as a reduction in the amount of the Distribution Loan Proceeds that are distributed to Contributor under Section 1.2(d). Any such prorations payable by OP to Contributor shall be funded by an increase in the amount of the Distribution Loan and the proceeds thereof that are distributed to Contributor under Section 1.2(d) of this Agreement.

      6.3 Contributor's Deliveries. Contributor shall deliver the following to OP at Closing:

          (a)  The Deed;

           (b) A Bill of Sale and Assignment Agreement in the form attached as Exhibit E (the "Bill of Sale");

          (c) An affidavit in form acceptable to the Title Company sufficient to remove any exception for mechanics' and materialmen's liens and parties in possession and appropriate lien waivers, if necessary;

           (d) Current information on the Property as of Closing including a current rent roll, delinquent rent aging, and all outstanding work orders, all certified to be complete and correct by the Contributor;

           (e) To be delivered at the Property, the original of each of the tenant leases (including any amendments) in effect at the Property as of the day of Closing, all tenant files in its possession or control and all ledger cards;

           (f) Evidence reasonably satisfactory to the OP of Contributor's authority to close the transactions contemplated by this Agreement;

           (g) An affidavit certifying that the Contributor (and each of the Unit Holders) is not a foreign entity under the Foreign Investment in Real Property Act and a similar affidavit (Form 590RE) under California law;

           (h) A notice letter to all tenants of the Property in the form attached as Exhibit H (the "Notice Letter");

          (i)  A proposed prorations and adjustments statement;

          (j) All keys, security codes, or other access devices in the possession of Contributor to all locks used or applicable to the Property;

          (k) An authorization transferring the Property telephone numbers to OP (the "Telephone Transfer");

          (l) Copies of the Partnership Amendments executed by the Approved Investors; and

            (m) All such other documents that are normally transferred at Closing in the jurisdiction in which the Property is located or are reasonably requested by the OP, its title company or its counsel; provided, however, the same do not impose any additional material obligations, liabilities or costs on Contributor.

      6.4 OP's Deliveries. OP shall deliver the following to Contributor at Closing:

          (a) The Adjusted Payment Amount and written confirmation that such distribution was funded by the Distribution Loan as provided in Section 1.2(d);

          (b)  The Bill of Sale;

          (c)  The Notice Letter;

          (d)  A proposed prorations and adjustments statement;

           (e) Evidence reasonably satisfactory to Contributor of OP's authority to close the transactions contemplated by this Agreement;

           (f) Copies of the Partnership Amendment for each Unit Holder executed by the OP;

          (g) Certificates for OP Units in accordance with Section 1.2(a) of this Agreement;

           (h) Guaranty Agreements acceptable to the General Partner of OP as provided in Section 1.2(d); and

            (i) All such other documents that are normally transferred at Closing in the jurisdiction in which the Property is located or are reasonably requested by the Contributor or its counsel; provided, however, the same do not impose any additional material obligations, liabilities or costs on OP.


                           ARTICLE VII
   RISK OF LOSS; CONDEMNATION AND CASUALTY; TERMINATION RIGHTS

      7.1      Risk  of  Loss; Condemnation and Casualty.   Until
Closing, all risk of any loss or damage to all or part of the Property, including eminent domain, shall be and remain on Contributor. In the event that such loss or damage shall occur, Contributor shall give OP written notice pursuant to this Agreement of such loss or damage along with its estimate of the amount of the loss or damage, within five (5) calendar days of such event occurring. In the event of any loss due to eminent domain or damage due to casualty in which the estimate of the loss is greater than One Hundred Fifty Thousand Dollars ($150,000.00), then within five (5) calendar days after receipt of Contributor's written notice, OP, at its option by written notice to Contributor, may elect to terminate this Agreement in which event the Deposit shall be promptly returned to OP. In the event that OP does not elect to terminate this Agreement or in the event that the loss is One Hundred Fifty Thousand Dollars ($150,000.00) or less, Contributor shall assign to OP all of its rights, title and interest to the proceeds of any insurance or award covering such unrepaired loss or damage at Closing, and OP shall receive a credit against the Consideration at Closing in the amount of any deductible of such insurance. Notwithstanding anything to the contrary, Contributor has no obligation to repair any damage resulting from a casualty or a condemnation.

      7.2 Default by OP. THE PARTIES HERETO, BEFORE ENTERING INTO THIS TRANSACTION, HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY CONTRIBUTOR IF OP SHOULD WRONGFULLY FAIL TO PURCHASE THE PROPERTY. WITH THE FLUCTUATION IN VALUE OF REAL PROPERTY, THE CURRENT AND HIGHLY UNPREDICTABLE STATE OF THE ECONOMY, THE FLUCTUATING MONEY MARKET FOR REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS THAT DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY, IT IS REALIZED BY THE PARTIES THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IM
POSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY PRIOR TO SIGNING THIS AGREEMENT THE AMOUNT OF DAMAGES THAT WOULD BE SUFFERED BY CONTRIBUTOR IN THE EVENT OF OP'S WRONGFUL FAILURE TO PURCHASE THE PROPERTY. THE PARTIES, HAVING MADE DILIGENT BUT UNSUCCESSFUL ATTEMPTS TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES CONTRIBUTOR WOULD SUFFER IN THE EVENT OF OP'S WRONGFUL FAILURE TO PURCHASE THE PROPERTY, HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS AN AMOUNT EQUAL TO THE DEPOSIT; AND IN THE EVENT OF OP'S WRONGFUL FAILURE TO PURCHASE THE PROPERTY, CONTRIBUTOR SHALL BE
ENTITLED TO SUCH AMOUNT AS FULL LIQUIDATED DAMAGES, AND THAT PAYMENT OR TENDER TO CONTRIBUTOR BY OP OF SUCH AMOUNT SHALL TERMINATE ALL OF CONTRIBUTOR'S RIGHTS AND REMEDIES AT LAW OR IN EQUITY AGAINST OP WITH RESPECT TO SUCH FAILURE TO PERFORM.

/s/ SAB                           /s/ VJC
Contributor's Initials            OP's Initials

     7.3     Default by Contributor.

           (a) In the event that Contributor fails to keep and perform each and every obligation, covenant and agreement herein by Contributor to be kept or performed after OP has made the Pre-Contribution Loan to Contributor, then OP may pursue an action against Contributor and the Property for specific performance and/or damages but agrees that it shall have no right to seek or obtain consequential or punitive damages resulting from a breach of Contributor's agreements to convey the Property. Notwithstanding the foregoing, OP's right to file an action for specific performance against Contributor (i) shall be limited to the period of thirty (30) days following notice by OP to Contributor setting forth the obligation, covenant or agreement which Contributor has failed to keep or perform and (ii) shall require evidence of OP's ability to perform all of the obligations of OP then capable of being performed at the point in time of Contributor's breach or default.

           (b) EXCEPT IN THE CASE WHERE OP HAS MADE THE PRE-CONTRIBUTION LOAN TO CONTRIBUTOR AS PROVIDED IN SUBPARAGRAPH (a) ABOVE, IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY
REASON  OF  THE CONTRIBUTOR'S DEFAULT UNDER THIS AGREEMENT  AND  OP
SHALL NOT HAVE DEFAULTED UNDER THIS AGREEMENT, THEN THE DEPOSIT SHALL BE RETURNED TO OP. IN ADDITION, THE PARTIES HERETO, BEFORE ENTERING INTO THIS TRANSACTION, HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY OP IF THE CONTRIBUTOR SHOULD WRONGFULLY FAIL TO CLOSE THE TRANSACTIONS HEREUNDER. THE
CONTRIBUTOR HAS STATED THAT IT WILL NOT PERMIT ANY ACTION FOR SPECIFIC PERFORMANCE OF THIS AGREEMENT UNTIL AFTER OP HAS MADE THE PRE-CONTRIBUTION LOAN. WITH THE FLUCTUATION IN VALUE OF REAL PROPERTY, THE CURRENT AND HIGHLY UNPREDICTABLE STATE OF THE ECONOMY, THE FLUCTUATING MONEY MARKET FOR REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS THAT DIRECTLY AFFECT THE VALUE AND MARKET ABILITY OF THE PROPERTY, IT IS REALIZED BY THE PARTIES THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY PRIOR TO SIGNING THIS AGREEMENT THE AMOUNT OF DAMAGES THAT WOULD BE SUFFERED BY OP IN THE EVENT OF THE CONTRIBUTOR'S WRONGFUL FAILURE TO CLOSE THE TRANSACTIONS HEREUNDER. IN ADDITION, OP DESIRES TO PROVIDE A FINANCIAL DISINCENTIVE FOR ANY SUCH FAILURE BY CONTRIBUTOR. THE PARTIES, HAVING MADE DILIGENT BUT UNSUCCESSFUL ATTEMPTS TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES OP WOULD SUFFER IN THE EVENT OF CONTRIBUTOR'S WRONGFUL FAILURE TO CLOSE THE TRANSACTIONS HEREUNDER, HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS AN AGGREGATE AMOUNT EQUAL TO TWO MILLION DOLLARS ($2,000,000); AND IN THE EVENT OF CONTRIBUTOR'S WRONGFUL FAILURE TO CLOSE THE TRANSACTIONS HEREUNDER PRIOR TO THE TIME OP HAS MADE THE PRE-CONTRIBUTION LOAN TO CONTRIBUTOR, OP SHALL BE ENTITLED TO SUCH AMOUNT AS FULL LIQUIDATED DAMAGES, AND THAT PAYMENT OR TENDER TO OP OF SUCH AMOUNT SHALL TERMINATE ALL OF OP'S RIGHTS AND REMEDIES AT LAW OR IN EQUITY AGAINST CONTRIBUTOR WITH RESPECT TO SUCH FAILURE TO PERFORM. AS USED HEREIN, CONTRIBUTOR'S WRONGFUL FAILURE TO CLOSE THE TRANSACTIONS HEREUNDER SHALL MEAN SUCH CONTRIBUTOR'S WILLFUL AND UNWARRANTED REFUSAL TO DELIVER THE GRANT DEED WITH OP HAVING COMPLIED WITH ITS OBLIGATIONS HEREUNDER (EXCEPT FOR ITS OBLIGATION TO FUND THE PRE-CONTRIBUTION LOAN, BALANCE OF THE ADJUSTED PAYMENT AMOUNT) AND BEING READY, WILLING AND ABLE TO CLOSE (AND SUCH TERM SHALL NOT APPLY TO ANY OTHER DEFAULT OR BREACH BY CONTRIBUTOR HEREUNDER).

/s/ SAB                          /s/ VJC
Contributor's Initials           OP's Initials

           (c) Without limitation on the other limitations or remedies contained herein, in the event of any dispute between the parties respecting this Agreement or the transactions herein contemplated prior to the time that OP has made the Pre-Contribution Loan to Contributor, OP hereby waives (i) any right to record or file a lis pendens or other similar notice of suit, (ii) any right to seek specific performance of this Agreement, and (iii) any right to assert any claim affecting the right of possession or title to the Property.

      7.4 Breach by Contributor. Subject to Section 7.3(b), but notwithstanding any other provision to the contrary contained herein, the aggregate liability of Contributor arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Contributor under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $1,000,000.00. In no event shall this Agreement (or any short form or memorandum thereof) be recorded against or with respect to the Property.


                           ARTICLE VIII
                           INDEMNITIES

      8.1 OP Indemnities. OP shall indemnify Contributor against and hold the Contributor harmless from any and all loss, damage, claim of damage, liability or expense, including court costs and reasonable attorneys' fees, for third party claims arising out of or in connection with any tort committed by OP (including any personal injury or property damage or claim of personal injury or property damage of any kind whatsoever, including death, to property or persons, including employees of OP) unless caused by Contributor, resulting from such tort occasioned in or about the Property (a) as a result of its investigation of the Property during the Due Diligence Period and (b) on or subsequent to Closing. These covenants shall survive Closing.

       8.2      Contributor  Indemnities.    Contributor   shall
indemnify OP against and hold OP harmless from any and all loss, cost, damage, claim, liability or expense, including court costs and reasonable attorneys' fees, for third party claims arising out of or in connection with any tort committed by the Contributor (including any personal injury or property damage or claim of personal injury or property damage of any kind whatsoever, including death, to property or persons, including employees of the Contributor) unless caused by OP, resulting from such tort occasioned in or about the Property prior to Closing, or in connection with a breach of Contributor's representations and warranties contained herein. These covenants shall survive Closing.

      8.3 Brokerage Commission. Except for any Broker set forth in the Basic Terms of this Agreement, whose commission shall be paid by the party represented by such Broker, neither Contributor nor OP has engaged the services of, nor is it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein. Each party shall indemnify, defend and hold the other party harmless against all loss, liability and expense, including reasonable attorneys' fees and costs, suffered by such other party due to a breach of the foregoing representation, covenant, and warranty. These covenants shall survive Closing.


                            ARTICLE IX
                            EMPLOYEES

      9.1  Property  Employees.   Contributor  has  no  employees.
Furthermore, nothing in this Agreement or any document delivered pursuant hereto, express or implied, shall obligate OP to employ any person now employed at the Property.


                            ARTICLE X
                         ESCROW AGREEMENT

     10.1 Investment and Use of Funds. The Deposit shall be at all times invested by Escrow Agent in the following investments ("Approved Investments"): (i) United States Treasury obligations,
(ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to the Contributor, (iii) Certificates of Deposit or Money Market Accounts of institutions whose deposits are insured by the FDIC or
(iv)  such  other  manner  as  may  be  reasonably  agreed  to   by
Contributor and OP. The Deposit shall be disposed of by Escrow Agent only as provided in this Agreement.

      10.2 Termination of Escrow. Upon not less than five (5) business days' prior written notice to the Escrow Agent and the other party, Escrow Agent shall deliver the Deposit to the party requesting the same; provided, however, that if the other party shall, within said five (5) business day period, deliver to the requesting party and the Escrow Agent a written notice that it disputes the claim to the Deposit, Escrow Agent shall retain the Deposit until it receives written instructions executed by both Contributor and OP as to the disposition and disbursement of the Deposit, or until ordered by final court order, decree or judgment, which is not subject to appeal, to deliver the Deposit to a particular party, in which event the Deposit shall be delivered in
accordance  with  such  notice,  instructions,  order,  decree   or
judgment.    Notwithstanding  the  foregoing,  in  the   event   OP
terminates this Agreement prior to the expiration of the Due Diligence Period, the Escrow Agent shall pay the Deposit to OP without first notifying Contributor, and Contributor's consent to such payment shall not be required.

      10.3 Interpleader. Contributor and OP mutually agree that in the event of any controversy regarding the Deposit, unless mutual written instructions are received by the Escrow Agent directing the Deposit's disposition, the Escrow Agent shall not take any action, but instead shall await the disposition of any proceeding relating to the Deposit or, at the Escrow Agent's option, the Escrow Agent may interplead all parties and deposit the Deposit with a court of competent jurisdiction in which event the Escrow Agent may recover all of its court costs and reasonable attorneys' fees. Contributor or OP, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Agent, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

      10.4 Liability of Escrow Agent. The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the
Escrow Agent shall not be liable to either of the parties for any act or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Contributor or OP resulting from the Escrow Agent's mistake of law respecting the Escrow Agent's scope or nature of its duties. Contributor and OP shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including
reasonable  attorneys'  fees,  incurred  in  connection  with   the
performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent
in   bad  faith,  in  disregard  of  this  Agreement  or  involving negligence on the part of the Escrow Agent.


                            ARTICLE XI
                          MISCELLANEOUS

      11.1 Notice. Whenever any notice may be given or is required to be given under the terms of this Agreement, the same shall be given in writing and either sent by certified mail, return receipt requested, postage pre-paid or by a national overnight delivery service, delivery pre-paid or delivered by hand with written receipt acknowledged, or by telecopy followed by another permitted means of delivery at the address set forth in the Basic Terms of this Agreement. Any notice required or given hereunder shall be deemed given when received if sent by telecopy, hand or overnight courier, or when sent if sent by certified mail, return receipt requested. Further, all notices given pursuant to this Agreement from Contributor to OP or from OP to Contributor shall be effective if executed and sent by counsel to the respective party and be deemed given when sent as provided above. The time to respond to any notice shall commence to run upon the date of actual delivery provided above (or attempted delivery if delivery is refused during normal business hours at the appropriate address).

      11.2 Successors and Assigns. OP may not assign any of its rights or duties hereunder without the prior written consent of Contributor (which consent may be given or withheld in Contributor's discretion). Subject to the foregoing, all rights and obligations of Contributor and OP under this Agreement shall inure to and be binding on their respective successors and assigns.

      11.3 Severability. If any provision of this Agreement shall be in violation of any applicable law or unenforceable for any reason, the invalidity or unenforceability of any provision shall not invalidate or render unenforceable any other provision hereof, which other provisions shall remain in full force and effect.

      11.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto.

      11.5 Modification. This Agreement may be modified only by a written instrument duly executed by the OP and Contributor hereto. Any modification to Article IX must be by a written instrument also executed by Escrow Agent.

      11.6 Incorporation by Reference. The Basic Terms and all of the exhibits attached hereto are by this reference incorporated herein and made a part hereof.

      11.7 Survival. All warranties, representations, indemnities and agreements made herein shall survive Closing for a period of one year, except to the extent they relate to taxes as specified in paragraph 3.1(h), which shall survive until one-month following the applicable statute of limitations.

      11.8 Cooperation; Further Assurances. Contributor agrees to reasonably cooperate at OP's expense with OP after Closing, and to assist OP after Closing in order for there to be an orderly transition of ownership and management of the Property. Contributor further covenants and agrees to sign, execute and deliver or cause to be signed, executed and delivered and to do or make, or to cause to be done or make, upon the written request of OP, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirming or otherwise, as may be reasonably required by OP for the purpose of or in connection with the transaction contemplated hereby. Not withstanding the foregoing, Contributor shall not be required to incur any material costs or any additional liabilities or obligations.

      11.9 Time is of the Essence. Time is of the essence with respect to every provision of this Agreement.

      11.10 No Presumption Against Draftsman. The parties acknowledge that each party and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

     11.11 Days. If any action is required to be performed, or if any notice, consent or other communication is given, on a day that is a Saturday or Sunday or a legal federal holiday, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first Business Day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not Business Days. A "Business Day" shall mean any day other than a Saturday, Sunday or legal federal holiday.

      11.12     Applicable Law.  This Agreement shall be construed,
performed  and  enforced  in  accordance  with  the  laws  of   the
jurisdiction in which the Property is located.

      11.13 Attorneys' Fees. If any controversy shall arise among the parties hereto and/or the Unit Holders concerning the interpretation of this Agreement or the Partnership Amendment, the prevailing party(ies) shall be entitled to receive its (their) attorneys' fees and costs (including costs of collection) from the non-prevailing party(ies).

       11.14 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

      IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

          Contributor:        HIGHRIDGE-APOLLO GRAND PLAZA, L.P.,
                              a California limited partnership

                              By:    OLYMPIC BEND ASSOCIATES,
                                     a California limited partnership,
                                     Managing General Partner


                                By: /s/ Steven A. Berlinger
                                   Name: Steven A. Berlinger
                                   Title: Co-Managing General Partner
                                Date: March 31, 1998


          OP:                 ARDEN REALTY LIMITED PARTNERSHIP,
                              a Maryland limited partnership

                         By:    ARDEN REALTY, INC., a
                                Maryland corporation, General Partner


                                By: /s/ Victor J. Coleman
                                   Name: Victor J. Coleman
                                   Title: President and COO
                                   Date: March 31, 1998


          Escrow Agent:       COMMERCE ESCROW COMPANY
                              a California corporation

                              By: /s/ Luisa Chi
                              Its: Escrow Officer
                              Date: March 31, 1998